EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

As of the date hereof, I, Eric Borrmann, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Plumtree Software, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Plumtree Software, Inc.

By:	/s/ Eric Borrmann

Name:	Eric Borrmann

Title:	Chief Financial Officer

Dated:	August 6, 2004

A signed original of this written statement required by Section 906 has been provided by Plumtree Software, Inc. and will be retained by Plumtree Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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